         As filed with the Securities and Exchange Commission on July 1, 1998

                                              1933 Act Registration No. 33-42160
                                              1940 Act Registration No. 811-6376

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]

                          Pre-Effective Amendment No.     [  ]

                          Post-Effective Amendment No. 12 [ X ]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ X ]

                            Amendment No.  14   [ X ]

                         (Check appropriate box or boxes.)

                          PAINEWEBBER MANAGED ASSETS TRUST
                 (Exact name of registrant as specified in charter)

                            1285 Avenue of the Americas
                             New York, New York  10019
                      (Address of principal executive offices)

         Registrant's telephone number, including area code: (212) 713-2000

                             DIANNE E. O'DONNELL, Esq.
                      Mitchell Hutchins Asset Management Inc.
                            1285 Avenue of the Americas
                             New York, New York  10019
                      (Name and address of agent for service)

                                     Copies to:

                               ELINOR W. GAMMON, Esq.

                              BENJAMIN J. HASKIN, Esq.
                             Kirkpatrick & Lockhart LLP
                     1800 Massachusetts Avenue, N.W., 2nd Floor
                            Washington, D.C.  20036-1800
                             Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment

It is proposed that this filing will become effective:

[   ]   Immediately upon filing pursuant to Rule 485(b)

[ X ]   On JULY 3, 1998 pursuant to Rule 485(b)

[   ]   60 days after filing pursuant to Rule 485 (a)(1)
[   ]   On _______ pursuant to Rule 485 (a)(1)
[   ]   75 days after filing pursuant to Rule 485(a)(2)
[   ]   On _______ pursuant to Rule 485(a)(2)

Title of Securities Being Registered:  Shares of Beneficial Interest.

                           PAINEWEBBER MANAGED ASSETS TRUST
                          Contents of Registration Statement


     This Registration Statement consists of the following papers and documents:

     Cover Sheet

     Contents of Registration Statement

     Cross Reference Sheet

     PAINEWEBBER MID CAP FUND


     Part A - Prospectus

     Part B - Statement of Additional Information

     Part C - Other Information

     Signature Page

     Exhibits

                           PAINEWEBBER MANAGED ASSETS TRUST
                           Form N-1A Cross Reference Sheet


Part A Item No. and Caption                                              Prospectus Caption
------------------------------                                           -------------------
 1.   Cover Page                                                         Cover Page

 2.   Synopsis                                                           The Fund at a Glance; Expense Table

 3.   Condensed Financial Information                                    Financial Highlights;  Performance

 4.   General Description of Registrant                                  The Fund at a Glance; Investment Objective & Policies;
                                                                         Investment Philosophy & Process; The Fund's Investments;
                                                                         General Information

 5.   Management of the Fund                                             Management; General Information

 5A.  Management's Discussion of Fund Performance                        Financial Highlights

 6.   Capital Stock and Other Securities                                 Cover Page; Flexible Pricing -SM-; Dividends & Taxes;
                                                                         General Information

 7.   Purchase of Securities Being Offered                               Flexible Pricing; How to Buy Shares; Other Services;
                                                                         Determining the Shares' Net Asset Value

 8.   Redemption or Repurchase                                           How to Sell Shares;  Other Services

 9.   Pending Legal Proceedings                                          Not Applicable

Part B Item No.and Caption                                               Statement of Additional Information Caption
----------------------------                                             --------------------------------------------
 10.  Cover page                                                         Cover Page

 11.  Table of Contents                                                  Table of Contents

 12.  General Information and History                                    Other Information

 13.  Investment Objective and Policies                                  Investment Policies and Restrictions; Hedging and Other
                                                                         Strategies Using Derivative Instruments; Portfolio
                                                                         Transactions

 14.  Management of the Fund                                             Trustees and Officers; Principal Holders of Securities

 15.  Control Persons and Principal Holders of Securities                Trustees and Officers; Principal Holders of Securities

 16.  Investment Advisory and Other Services                             Investment Advisory and Distribution Arrangements;

 17.  Brokerage Allocation                                               Portfolio Transactions

 18.  Capital Stock and Other Securities                                 Conversion of Class B Shares; Other Information

 19.  Purchase, Redemption and Pricing of Securities Being Offered       Reduced Sales Charges, Additional Exchange and Redemption
                                                                         Information and Other Services; Valuation of Shares

 20.  Tax Status                                                         Taxes


Part B Item No.and Caption                                               Statement of Additional Information Caption
----------------------------                                             --------------------------------------------
 21.  Underwriters                                                       Investment Advisory and Distribution Arrangements

 22.  Calculation of Performance Data                                    Performance Information

 23.  Financial Statements                                               Financial Statements



     PART C
     -------
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                           --------------------------

                            PAINEWEBBER MID CAP FUND


                1285 AVENUE OF THE AMERICAS, NEW YORK, NY 10019
                           PROSPECTUS -- JULY 3, 1998


--------------------------------------------------------------------------------

             PaineWebber Mid Cap Fund seeks long-term capital appreciation by investing primarily in common stocks of medium-sized companies.


             This Prospectus concisely sets forth information that a prospective investor should know about the Fund before investing. Please read this Prospectus carefully and retain a copy for future reference.



             A Statement of Additional Information dated July 3, 1998 has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website
             (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


             ------------------------------------------------------

             THE PAINEWEBBER FAMILY OF MUTUAL FUNDS


             The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here.
             Generally, investors seeking to maximize return must assume greater risk. The Fund offered by this Prospectus is in the STOCK FUNDS category.



- ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.


- STOCK FUNDS for long-term growth by investing mainly in stocks.

- BOND FUNDS for income by investing mainly in bonds.

- TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income taxes, by investing in municipal bonds.

- GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.

- MONEY MARKET FUND for income and stability by investing in high-quality, short-term investments.


- FUNDS OF FUNDS for either long-term growth of capital; total return; or income and, secondarily, growth of capital by investing in other PaineWebber mutual funds.


             A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

             ------------------------------------------------------

             INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
             AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               Prospectus Page 1

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                          Page
                                                                           ---
The Fund at a Glance.................................................           3

Expense Table........................................................           5

Financial Highlights.................................................           8

Investment Objective & Policies......................................          10

Investment Philosophy & Process......................................          10

Performance..........................................................          11

The Fund's Investments...............................................          13

Flexible Pricing-SM-.................................................          16

How to Buy Shares....................................................          19

How to Sell Shares...................................................          20

Other Services.......................................................          21

Management...........................................................          21

Determining the Shares' Net Asset Value..............................          23

Dividends & Taxes....................................................          23

General Information..................................................          24

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund


                              THE FUND AT A GLANCE


--------------------------------------------------------------------------------

The Fund offered by this Prospectus is not intended to provide a complete or balanced investment program but may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in this Fund are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Fund will achieve its goals.


MANAGEMENT



Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of the Fund.



GOAL:


To increase the value of your investment by investing principally in common stocks of medium-sized domestic companies and some foreign companies selected primarily on the basis of earnings growth.


INVESTMENT OBJECTIVE:


Long-term capital appreciation.


RISKS:


Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in common stocks, the most familiar type of equity security, its price will rise and fall. Medium-sized companies may have higher earnings growth rates than larger companies, offering the potential for greater returns. However, the greater potential of these companies may entail greater market volatility and risks of adverse financial developments. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options and futures, in its hedging activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.


SIZE: On April 30, 1998, the Fund had over $261.8 million in assets.


MINIMUM INVESTMENT
To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

The Fund is for investors who want long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in the common stock of medium-sized domestic companies and foreign companies that are traded in the United States. Equity securities of small- and medium-sized companies offer investors the potential for greater returns than larger companies but are typically more volatile. Accordingly, the Fund is designed for investors seeking long-term growth who are able to bear the risks that come with investments in the equity securities of such companies.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                           --------------------------
PaineWebber Mid Cap Fund


                              THE FUND AT A GLANCE
                                  (Concluded)


--------------------------------------------------------------------------------

result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales share when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                                 EXPENSE TABLE

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Fund. Expenses shown below represent those incurred for the most recent fiscal year.


SHAREHOLDER TRANSACTION EXPENSES                                         CLASS A      CLASS B      CLASS C      CLASS Y
                                                                       -----------  -----------  -----------  -----------
Maximum Sales Charge on Purchases of Shares (as a % of offering
  price).............................................................        4.50%        None         None         None
Sales Charge on Reinvested Dividends (as a % of offering price)......        None         None         None         None
Maximum Contingent Deferred Sales Charge (as a % of net asset value
  at the time of purchase or sale, whichever is less)................        None            5%           1%        None
Exchange Fee.........................................................        None         None         None         None

ANNUAL FUND OPERATING EXPENSES (as a % of average net assets)
Management Fees......................................................        1.00%        1.00%        1.00%        1.00%
12b-1 Fees...........................................................        0.25         1.00         1.00         None
Other Expenses.......................................................        0.26         0.28         0.29         0.22
                                                                            -----        -----        -----        -----
Total Operating Expenses.............................................        1.51         2.28         2.29         1.22
                                                                            -----        -----        -----        -----
                                                                            -----        -----        -----        -----



  CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
  CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
  CLASS C SHARES: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of the sale by the shareholder, whichever is less, is imposed.
  CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares.


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                                                           CLASS A      CLASS B      CLASS C
                                                                                         -----------  -----------  -----------
12b-1 service fees.....................................................................        0.25%        0.25%        0.25%
12b-1 distribution fees................................................................        0.00         0.75         0.75

                                                                                           CLASS Y
                                                                                         -----------
12b-1 service fees.....................................................................        0.00%
12b-1 distribution fees................................................................        0.00

For more information, see "Management" and "Flexible Pricing-SM-."

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                           --------------------------
PaineWebber Mid Cap Fund

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of the Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in the Fund, assuming a 5% annual return:


EXAMPLE                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------  -----------  -----------  -----------  -----------
Class A...........................................   $      60    $      91    $     124    $     217

Class B (Assuming sale of all shares at end of
  period).........................................   $      73    $     101    $     142    $     224
Class B (Assuming no sale of shares)..............   $      23    $      71    $     122    $     224

Class C (Assuming sale of all shares at end of
  period).........................................   $      33    $      72    $     122    $     263
Class C (Assuming no sale of shares)..............   $      23    $      72    $     122    $     263
Class Y...........................................   $      12    $      39    $      67    $     148



ASSUMPTIONS MADE IN THE EXAMPLES

- ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under "Annual Fund Operating Expenses" remain the same for the years shown.

- CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.

- CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.

- CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.


--------------------------------------------------------------------------------
                               Prospectus Page 6

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following table provides investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to each of the five years in the period ended March 31, 1998, have been audited by Ernst & Young LLP. Information shown below for periods prior to the year ended March 31, 1994, has also been audited by Ernst & Young LLP, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.



                                                         CLASS A
                           -------------------------------------------------------------------
                                                                                    FOR THE
                                                                                     PERIOD
                                                                                    APRIL 7,
                                      FOR THE YEARS ENDED MARCH 31,                 1992+ TO
                           ----------------------------------------------------    MARCH 31,
                             1998       1997       1996       1995       1994         1993
                           --------   --------   --------   --------   --------   ------------
Net asset value,
  beginning of period....  $  13.44   $  15.61   $  12.81   $  11.65   $  10.53       $   9.55
                           --------   --------   --------   --------   --------   ------------
Net investment loss......     (0.13)     (0.17)     (0.16)     (0.09)     (0.09)         (0.06)
Net realized and
  unrealized gains from
  investment
  transactions...........      5.15       0.32       3.71       1.29       1.21           1.04
                           --------   --------   --------   --------   --------   ------------
Net increase from
  investment
  operations.............      5.02       0.15       3.55       1.20       1.12           0.98
                           --------   --------   --------   --------   --------   ------------
Distributions from net
  realized gains from
  investments............     (3.46)     (2.32)     (0.75)     (0.04)        --             --
                           --------   --------   --------   --------   --------   ------------
Net asset value, end of
  period.................  $  15.00   $  13.44   $  15.61   $  12.81   $  11.65       $  10.53
                           --------   --------   --------   --------   --------   ------------
                           --------   --------   --------   --------   --------   ------------
Total investment return
  (1)....................     41.50%     (0.21)%    28.16%     10.36%     10.64%         10.26%
                           --------   --------   --------   --------   --------   ------------
                           --------   --------   --------   --------   --------   ------------
Ratios/Supplemental Data:
  Net assets, end of
    period (000's).......  $101,698   $ 76,909   $ 76,558   $ 62,673   $ 58,523       $ 48,582
  Expenses to average net
    assets...............      1.51%      1.60%      1.58%      1.58%      1.54%          1.72%*
  Net investment loss to
    average net assets...     (1.16)%    (1.20)%    (1.11)%    (0.79)%    (0.84)%        (0.78)%*
  Portfolio turnover.....        64%        56%        57%        42%        60%            51%
  Average commission rate
    paid (2).............  $ 0.0479   $ 0.0475         --         --         --             --


-----------


  *  Annualized.
  +  Commencement of operations.
  #  Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A, B and C shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investment purchased or sold.


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                           --------------------------
PaineWebber Mid Cap Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                         CLASS B
                           -------------------------------------------------------------------
                                                                                    FOR THE
                                                                                     PERIOD
                                                                                    APRIL 7,
                                      FOR THE YEARS ENDED MARCH 31,                 1992+ TO
                           ----------------------------------------------------    MARCH 31,
                             1998       1997       1996       1995       1994         1993
                           --------   --------   --------   --------   --------   ------------
Net asset value,
  beginning of period....  $  13.59   $  15.88   $  13.11   $  12.02   $  10.94       $  10.00
                           --------   --------   --------   --------   --------   ------------
Net investment loss......     (0.31)     (0.31)     (0.29)     (0.20)     (0.17)         (0.11)
Net realized and
  unrealized gains from
  investment
  transactions...........      5.25       0.34       3.81       1.33       1.25           1.05
                           --------   --------   --------   --------   --------   ------------
Net increase from
  investment
  operations.............      4.94       0.03       3.52       1.13       1.08           0.94
                           --------   --------   --------   --------   --------   ------------
Distributions from net
  realized gains from
  investments............     (3.46)     (2.32)     (0.75)     (0.04)        --             --
                           --------   --------   --------   --------   --------   ------------
Net asset value, end of
  period.................  $  15.07   $  13.59   $  15.88   $  13.11   $  12.02       $  10.94
                           --------   --------   --------   --------   --------   ------------
                           --------   --------   --------   --------   --------   ------------
Total investment return
  (1)....................     40.39%     (0.99)%    27.28%      9.46%      9.87%          9.40%
                           --------   --------   --------   --------   --------   ------------
                           --------   --------   --------   --------   --------   ------------
Ratios/Supplemental Data:
  Net assets, end of
    period (000's).......  $143,058   $134,495   $157,021   $139,302   $133,828       $105,490
  Expenses to average net
    assets...............      2.28%      2.36%      2.34%      2.34%      2.30%          2.49%*
  Net investment loss to
    average net assets...     (1.92)%    (1.95)%    (1.87)%    (1.56)%    (1.60)%        (1.55)%*
  Portfolio turnover.....        64%        56%        57%        42%        60%            51%
  Average commission rate
    paid (2).............  $ 0.0479   $ 0.0475         --         --         --             --

                                                         CLASS C                                   CLASS Y
                           -------------------------------------------------------------------   ------------
                                                                                    FOR THE        FOR THE
                                                                                     PERIOD         PERIOD
                                                                                    JULY 2,       MARCH 17,
                                      FOR THE YEARS ENDED MARCH 31,                 1992# TO       1998# TO
                           ----------------------------------------------------    MARCH 31,      MARCH 31,
                             1998       1997       1996       1995       1994         1993           1998
                           --------   --------   --------   --------   --------   ------------   ------------
Net asset value,
  beginning of period....  $  12.87   $  15.14   $  12.54   $  11.50   $  10.47       $   8.89       $  14.90
                           --------   --------   --------   --------   --------   ------------   ------------
Net investment loss......     (0.26)     (0.29)     (0.27)     (0.19)     (0.10)         (0.05)         (0.00)
Net realized and
  unrealized gains from
  investment
  transactions...........      4.92       0.34       3.62       1.27       1.13           1.63           0.10
                           --------   --------   --------   --------   --------   ------------   ------------
Net increase from
  investment
  operations.............      4.66       0.05       3.35       1.08       1.03           1.58           0.10
                           --------   --------   --------   --------   --------   ------------   ------------
Distributions from net
  realized gains from
  investments............     (3.46)     (2.32)     (0.75)     (0.04)        --             --          (0.00)
                           --------   --------   --------   --------   --------   ------------   ------------
Net asset value, end of
  period.................  $  14.07   $  12.87   $  15.14   $  12.54   $  11.50       $  10.47       $  15.00
                           --------   --------   --------   --------   --------   ------------   ------------
                           --------   --------   --------   --------   --------   ------------   ------------
Total investment return
  (1)....................     40.46%     (0.91)%    27.16%      9.45%      9.84%         17.77%          0.67%
                           --------   --------   --------   --------   --------   ------------   ------------
                           --------   --------   --------   --------   --------   ------------   ------------
Ratios/Supplemental Data:
  Net assets, end of
    period (000's).......  $ 27,814   $ 24,810   $ 27,601   $ 24,993   $ 29,884       $ 13,806       $     35
  Expenses to average net
    assets...............      2.29%      2.37%      2.36%      2.35%      2.28%          2.31%*         1.22%*
  Net investment loss to
    average net assets...     (1.94)%    (1.97)%    (1.89)%    (1.57)%    (1.58)%        (1.53)%*         0.00%*
  Portfolio turnover.....        64%        56%        57%        42%        60%            51%            64%*
  Average commission rate
    paid (2).............  $ 0.0479   $ 0.0475         --         --         --             --       $ 0.0479


-----------

--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                        INVESTMENT OBJECTIVE & POLICIES

--------------------------------------------------------------------------------

The Fund's investment objective may not be changed without shareholder approval. Its other investment policies, except where noted, are not fundamental and may be changed by the Fund's board.


The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in common stocks of medium-sized (or mid cap) companies. Mitchell Hutchins defines mid cap companies as those companies with market capitalizations of at least $750 million and no more than $6 billion at the time of purchase.



While mid cap stocks represent potentially higher returns for investors, they may present investors with greater risks than larger companies. Mid cap companies may be more vulnerable than larger companies to adverse business or economic developments. While not required to do so, the Fund may consider selling equity securities of companies that cease to be "medium-sized" as defined above.


The Fund can invest up to 35% of its total assets in U.S. dollar-denominated equity securities of foreign companies that trade on recognized U.S. stock exchanges or on the U.S. over-the-counter ("OTC") market. When Mitchell Hutchins believes it is consistent with the Fund's investment objective of long-term capital appreciation, the Fund may invest up to 35% of its total assets in common stocks of companies that are larger or smaller than those of mid cap companies as defined above, as well as in bonds and money market instruments.

                                   *  *  *  *

As with any mutual fund, there is no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

--------------------------------------------------------------------------------

                        INVESTMENT PHILOSOPHY & PROCESS

--------------------------------------------------------------------------------

Mitchell Hutchins follows a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of companies from ten business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

    - VALUE: projected dividends, cash flow, earnings and book value;

    - MOMENTUM: earnings and prices to identify companies that could surprise on the upside; and

    - ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities in the Model's universe are screened twice a month. Then the Team takes a closer look at those equity securities that meet the capitalization requirements of the Fund and that rank in the top 20% of the Model's universe based on value and momentum. The Team applies traditional fundamental analysis and may speak to the management of these companies, as well as their competitors. Based on the Team's findings in the context of Mitchell Hutchins' economic forecast, Mitchell Hutchins decides whether to purchase or sell equity securities for the Fund.

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------


This chart shows the total returns for each calendar year for the Fund. Sales charges have not been deducted from total returns for Class A, B, and C shares. Average annual total returns both before and after deducting the maximum sales charges are shown below in the table that follows the performance chart. Returns would be lower if sales charges were deducted. Past results are not a guarantee of future results.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CLASS A    CLASS B    CLASS C
1992           9.95%      9.30%     17.66%
1993          16.10%     15.19%     15.20%
1994          -1.36%     -2.03%     -2.13%
1995          28.79%     27.73%     27.82%
1996          17.87%     17.01%     16.98%
1997          15.14%     14.28%     14.39%


The 1992 returns for each class represent the period from its inception to December 31, 1992. The inception date for Class A and B shares was April 7, 1992. The inception date for Class C shares was July 2, 1992. The Fund did not have any Class Y shares outstanding during the calendar year 1997.


AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1998


                                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                                  ---------  ---------  ---------  ---------
Inception Date..................................................................  4/7/92        4/7/92     7/2/92    3/17/98
ONE YEAR
  Before deducting maximum sales charges........................................      41.50%     40.39%     40.46%    N/A
  After deducting maximum sales charges.........................................      35.17%     35.39%     39.46%    N/A
FIVE YEAR
  Before deducting maximum sales charge.........................................      17.18%     16.30%     16.30%    N/A
  After deducting maximum sales charge..........................................      16.10%     16.08%     16.30%    N/A
LIFE OF CLASS
  Before deducting maximum sales charges........................................      16.04%     15.16%     17.32%      0.67%
  After deducting maximum sales charges.........................................      15.15%     15.07%     17.32%      0.67%


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

PERFORMANCE INFORMATION


The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Fund reflects deduction of the Fund's maximum initial sales charge of 4.5% at the time of purchase, and standardized return for the Class B and Class C shares of the Fund reflects deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life." Total return calculations assume reinvestment of dividends and other distributions.


The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Fund will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                             THE FUND'S INVESTMENTS

--------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Under normal circumstances, the Fund invests primarily in equity securities. Following is a discussion of these and other risks of the Fund:


EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment.



INVESTMENTS IN MEDIUM-SIZED AND SMALLER COMPANIES. Common stocks of medium-sized companies may offer potentially higher returns for investors. While most medium-sized companies in which the Fund will invest are relatively well-established, they may be more vulnerable than larger companies to adverse business or economic developments. Such companies are typically less closely followed by investment experts. In addition, the Fund may invest up to 35% of its total assets in stocks of companies that are smaller or larger than medium-sized companies. Smaller companies may have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of medium-sized or larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies.


FOREIGN SECURITIES. The Fund may invest a portion of its assets in the securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Investing in securities issued by companies located in developing countries involves additional risks.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments. Long-term bonds generally are more sensitive to interest rate changes than short-term bonds. Credit risk is the risk that the issuer or a guarantor may be unable or unwilling to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

A bond's credit risk may be rated Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in securities that are comparably rated by another nationally recognized rating agency and in unrated securities if Mitchell Hutchins considers them to be of comparable quality. The Fund may only purchase investment grade bonds.

Investment grade bonds are those rated within the four highest categories by S&P or Moody's or, if unrated, are

--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

considered by Mitchell Hutchins to be of comparable quality. Moody's fourth highest category (Baa) includes securities which, in its opinion, have speculative features. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated debt instruments.

Credit ratings attempt to evaluate the safety of principal and interest payments; they do not guarantee the performance of the issuer and they do not attempt to evaluate the volatility of the bond's value or its liquidity. The rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that the rating agencies will downgrade bonds.

DERIVATIVES. Some of the instruments in which the Fund may invest may be referred to as "derivatives" because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options and futures contracts that may be used in hedging strategies. There is only limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins take these risks into account in its management of the Fund.

COUNTERPARTIES. The Fund may be exposed to the risk of financial failure or insolvency of another party with which the Fund enters into a transaction, such as a repurchase agreement or a derivative contract. Subject to board supervision, Mitchell Hutchins monitors and evaluates the creditworthiness of these counterparties to help minimize those risks.

YEAR 2000 RISK. Like other mutual funds and other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                                     * * *


INVESTMENT TECHNIQUES AND STRATEGIES


HEDGING STRATEGIES USING DERIVATIVE CONTRACTS. The Fund may use certain investments and strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including options (on securities, futures and stock indexes) and futures contracts (on stock indexes and interest rates). New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. The Statement of Additional Information for the Fund contains further information on these derivative contracts and related hedging strategies.


The Fund might not use any derivative contract or related strategy, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:

- the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Fund;

- the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

- possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

- the possibility that the Fund is unable to close out or liquidate its hedged position.

LENDING PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities.

TEMPORARY AND DEFENSIVE POSITIONS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments, including repurchase agreements. The Fund also may commit up to 35% of its total assets to cash or investment grade money market instruments, including repurchase agreements, for liquidity purposes or pending investment in other securities. In a typical repurchase agreement, the Fund buys a security

--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. These include certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Fund does not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Fund's board.


PORTFOLIO TURNOVER. Mitchell Hutchins restructured about 50% of the Fund's portfolio of investments since assuming day-to-day portfolio management on May 1, 1998 to reflect Mitchell Hutchins' investment philosophy and process. This restructuring could result in higher than usual portfolio turnover for the current fiscal year. The restructuring could involve correspondingly increased transaction costs, which would be borne directly by the Fund, and may increase the potential for realizing short-term and long-term capital gains, which could increase taxable distributions to Fund shareholders.


OTHER INFORMATION. The Fund may also purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. The Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets. The Fund may sell short securities that it already owns (short sales "against the box").

--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

                              FLEXIBLE PRICING-SM-

--------------------------------------------------------------------------------

The Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Fund's Transfer Agent ("Transfer Agent"), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                                                 DISCOUNT TO SELECTED
                                            SALES CHARGE AS A PERCENTAGE OF:     DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT                      OFFERING PRICE   NET AMOUNT INVESTED     OF OFFERING PRICE
----------------------------------------  --------------   -------------------   ---------------------
Less than $50,000.......................       4.50%              4.71%                  4.25%
$50,000 to $99,999......................       4.00               4.17                   3.75
$100,000 to $249,999....................       3.50               3.63                   3.25
$250,000 to $499,999....................       2.50               2.56                   2.25
$500,000 to $999,999....................       1.75               1.78                   1.50
$1,000,000 and over(1)..................       None               None                   1.00(2)

---------

(1) A contingent deferred sales charge of 1% of the shares' offering price or net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.

(2)  Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

- their spouses, parents or children under age 21;
- their Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- any company controlled by the investor;

- trusts created by the investor;


- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or


- accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

- is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

- is the spouse, parent or child of any of the above;

- buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

  - the investor was the investment executive's client at the competing brokerage firm;

  - within 90 days of buying Class A shares in the Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  - the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

- is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

- is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

- is a participant in the PaineWebber Members Only Program-TM-. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

- is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

- acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is waived; or

- acquires Class A shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor has owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of sale or purchase, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

       IF THE INVESTOR          PERCENTAGE BY WHICH THE SHARES'
    SELLS SHARES WITHIN:        NET ASSET VALUE IS MULTIPLIED:
-----------------------------  ---------------------------------
1st year since purchase                            5%
2nd year since purchase                            4
3rd year since purchase                            3
4th year since purchase                            2
5th year since purchase                            2
6th year since purchase                            1
7th year since purchase                      None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

- First, Class B shares owned through reinvested dividends and capital gain distributions; and

- Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:


- sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the
  Plan);



- a distribution from an IRA, a self-employed individual retirement plan ("Keogh Plan") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);


- a tax-free return of an excess IRA contribution;

- a tax-qualified retirement plan distribution following retirement; or

- Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.


Investors must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.


CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.


A contingent deferred sales charge of 1% of the offering price (the net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or other distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.


CLASS Y SHARES


HOW PRICE IS CALCULATED Eligible investors may purchase Class Y shares at the net asset value next calculated after the purchase order is received at PaineWebber's New York City headquarters or at the Transfer Agent. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution fees or service fees.


LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

- a participant in any one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

- an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing System;-SM-

- a qualified plan that has either

    5,000 or more eligible employees or

    $50 million or more in assets; and

- an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE MULTI-ADVISOR PROGRAM. An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is

--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.

INSIGHT. An investor who participates in the INSIGHT Advisory Program ("INSIGHT"), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.

--------------------------------------------------------------------------------

                               HOW TO BUY SHARES

--------------------------------------------------------------------------------

Prices are calculated for each class of the Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.


Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

- mail an application with a check; or

- open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

        To open an account: ............................................. $1,000

        To add to an account: ............................................. $100

A Fund may waive or reduce these minimums for:

- employees of PaineWebber or its affiliates; or


- participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or


- transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES


As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales


--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund


charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.


Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

- Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

- Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

  - the investor's name and address;

  - the Fund's name;

  - the Fund account number;

  - the dollar amount or number of shares to be sold; and


  - a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. The Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds. PaineWebber S&P 500 Index Fund does not currently participate in the Flexible Pricing System-SM-and is not available for exchanges.

--------------------------------------------------------------------------------

                               HOW TO SELL SHARES

--------------------------------------------------------------------------------


Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated (less any applicable contingent deferred sales charge) after the order is received by PaineWebber's New York City headquarters or the transfer agent. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).


Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500.

If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------

                                 OTHER SERVICES

--------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Fund's Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

- CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

- CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.


Withdrawals under the Systematic Withdrawal Plan are not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (annually for Class B shares; during the first year under the Plan for Class A and C shares). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.


INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS


If investors holding Fund shares in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.


--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board).

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On

--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund


May 31, 1998, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 68 separate portfolios and aggregate assets of over $39.7 billion.


In accordance with procedures adopted by the board, brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates and the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending programs.

Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to the firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

Mark A. Tincher, Christopher G. Altschul and Antony J. Scott have been primarily responsible for the day-to-day portfolio management of the Fund since May 1, 1998. Mr. Tincher is a managing director and chief investment officer of equities at Mitchell Hutchins, responsible for overseeing the management of equity investments. Upon his arrival at Mitchell Hutchins, Mr. Tincher formed the Mitchell Hutchins Equity Research Team. Each analyst on the Team focuses on different industries in which the PaineWebber Stock Funds invest. As a result, the Team provides PaineWebber Stock Funds with more specialized knowledge of various industries in which the Funds invest. The Equity Research Team is also assisted by members of Mitchell Hutchins' fixed income groups, who provide market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Mr. Altschul joined Mitchell Hutchins in April 1995, is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins, Mr. Altschul worked as an equity analyst at Chase Manhattan Bank beginning in 1989. Mr. Scott joined Mitchell Hutchins in May 1996 and is currently an equity analyst responsible for technology, media, entertainment and medical products industries. Prior to joining Mitchell Hutchins, Mr. Scott worked at Morgan Stanley as a research analyst in the technology group beginning in 1992.

MANAGEMENT FEES & OTHER EXPENSES

The Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended March 31, 1998, the Fund paid advisory fees to Mitchell Hutchins at the annual rate of 1.00% of its average daily net assets. Prior to May 1, 1998, Mitchell Hutchins (not the Fund) paid Denver Investment Advisors, LLC a fee for sub-advisory services in an amount equal to 50% of the fee it received from the Fund for advisory and administrative services.
DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins:

- Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

- Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.


Mitchell Hutchins uses the service fees for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.


Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

- Offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares, respectively.

- Offset the Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.


PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from the Fund or investors at the time Class B or C shares are bought.


Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.


The Plans and the related distribution contracts for Class A, Class B, and Class C shares ("Distribution Contracts") specify that the Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Fund will not


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund

be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Fund. Annually, the board of the Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

--------------------------------------------------------------------------------

                    DETERMINING THE SHARES' NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value.

--------------------------------------------------------------------------------

                               DIVIDENDS & TAXES

--------------------------------------------------------------------------------

DIVIDENDS


The Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. The Fund also annually distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.



Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of the Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of the Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."



The Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. A shareholder who wishes to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact his or her investment executive at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.


TAXES


The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) and the net capital gain that it distributes to its shareholders.



Dividends from the Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period. These rates are generally 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10%


--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund


for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. A Fund may divide each net capital gain distribution into 28% and 20% rate gain distributions (in accordance with the holding periods for the securities it sold that generated the distributed gain). The Fund's shareholders must then treat these portions accordingly, irrespective of how long a shareholder has held Fund shares.


Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Fund.

YEAR-END TAX REPORTING


Following the end of each calendar year, the Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid), and any portion of those dividends that qualifies for special treatment. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.


BACKUP WITHHOLDING


The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.


TAX ON THE SALE OR EXCHANGE
OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends on whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS


Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the Fund or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased (or any loss would be decreased) by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.


No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares into Class A shares.

                                    * * * *

The foregoing only summarizes some of the important tax considerations affecting the Fund and its shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

ORGANIZATION


The Fund is a diversified series of PaineWebber Managed Assets Trust, an open-end management investment company that was formed on August 9, 1991, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Prior to May 1, 1998, the Fund was known as the "PaineWebber Capital Appreciation Fund."


SHARES


The Fund's shares are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different


--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Mid Cap Fund


sales charges and other expenses applicable to the different classes of Fund shares will affect the performance of those classes.



Each Fund share is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends on the Class A, B, C and Y shares will differ.


VOTING RIGHTS


Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the board members of the Trust. The shares of the Fund will be voted together except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class.


SHAREHOLDER MEETINGS

The Fund does not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Fund.

REPORTS TO SHAREHOLDERS

The Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT;
TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's custodian and recordkeeping agent. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------

                            PaineWebber Mid Cap Fund


                           PROSPECTUS -- JULY 3, 1998


--------------------------------------------------------------------------------

/ / PAINEWEBBER BOND FUNDS

  High Income Fund
  Investment Grade Income Fund
  Low Duration U.S. Government
    Income Fund
  Strategic Income Fund
  U.S. Government Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS

  California Tax-Free Income Fund
  Municipal High Income Fund
  National Tax-Free Income Fund
  New York Tax-Free Income Fund

/ / PAINEWEBBER ASSET ALLOCATION FUNDS

  Balanced Fund
  Tactical Allocation Fund

/ / PAINEWEBBER STOCK FUNDS

  Financial Services Growth Fund
  Growth Fund
  Growth and Income Fund
  Mid Cap Fund
  Small Cap Fund
  S&P 500 Index Fund
  Utility Income Fund

/ / PAINEWEBBER GLOBAL FUNDS

  Asia Pacific Growth Fund
  Emerging Markets Equity Fund
  Global Equity Fund
  Global Income Fund

/ / PAINEWEBBER MONEY MARKET FUND

/ / MITCHELL HUTCHINS PORTFOLIOS

  Aggressive Portfolio
  Moderate Portfolio
  Conservative Portfolio

           A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

-C- 1998 PaineWebber Incorporated
                                 --------------
--------------------------------------------------------------------------------

                            PAINEWEBBER MID CAP FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                      STATEMENT OF ADDITIONAL INFORMATION


    PaineWebber Mid Cap Fund ("Fund") is a diversified series of PaineWebber Managed Assets Trust ("Trust"), a professionally managed, open-end management investment company, organized as a Massachusetts business trust. The Fund is designed for investors generally seeking capital appreciation by investing primarily in common stocks of medium-sized companies.


    The investment adviser, administrator and distributor for the Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated July 3, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated July 3, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS


    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations. Except as otherwise indicated in the Prospectus or this Statement of Additional Information, there are no policy limitations on the Fund's ability to use the investments or techniques discussed in these documents.



    YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.


    RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. The Fund may hold securities of foreign issuers that are not registered with the Securities and Exchange Commission ("SEC"), and foreign issuers may not be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States and are issued through "sponsored" and "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's board of trustees ("board"). The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated transactions or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities have developed as a result of Rule 144A, which establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board.

    MONEY MARKET INSTRUMENTS. Money market instruments in which the Fund may invest include: U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances); interest-bearing savings deposits in U.S. commercial and savings banks; investment grade commercial paper and other short-term corporate obligations; and variable and floating-rate securities and repurchase agreements. In addition, the Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.


    REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.


    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of the Fund's net assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend portfolio securities up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank acceptable collateral, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

    Pursuant to procedures adopted by the board governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

    SHORT SALES "AGAINST THE BOX". The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not expect to have obligations under short sales at any time during the coming year that exceed 5% of its net assets.

    The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

    SEGREGATED ACCOUNTS. When the Fund enters into certain transactions to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options or futures contracts.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

    INVESTMENT LIMITATIONS OF THE FUND

        FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

    The Fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

           The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the board without shareholder approval.

    The Fund will not:

        (1) invest more than 10% of its net assets in illiquid securities.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


        (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act).


        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                HEDGING STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's portfolio. In particular, the Fund may use the Derivative Instruments described below. The Fund may enter into transactions using one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Fund are described below.

    OPTIONS ON EQUITY AND DEBT SECURITIES-- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON STOCK INDEXES-- A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

    STOCK INDEX FUTURES CONTRACTS-- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE FUTURES CONTRACTS-- An interest rate futures contracts is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS-- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    The Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.


    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."



    In addition to the products, strategies and risks described below and in the Fund's Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.


    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.


    (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.


    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.


    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



    OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions-Illiquid Securities."


    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


    The Fund may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


    The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into

OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The Fund may purchase and write put and call options on stock indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

    (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.

    (2) The aggregate value of securities underlying put options written by the Fund determined as of the date the put options are written will not exceed 50% of the Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

    FUTURES. The Fund may purchase and sell stock index futures contracts and interest rate futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures contracts in which it is allowed to purchase and sell. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the U.S. government or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:


    (1) If the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

    (2) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of its net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of its total assets.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:


                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Margo N. Alexander**; 51                Trustee and President    Mrs. Alexander is president, chief executive
                                                                  officer and a director of Mitchell Hutchins
                                                                  (since January 1995) and also an executive vice
                                                                  president and a director of PaineWebber (since
                                                                  March 1989). Mrs. Alexander is president and a
                                                                  director or trustee of 31 investment companies
                                                                  for which Mitchell Hutchins or PaineWebber
                                                                  serves as investment adviser.
Richard Q. Armstrong; 63                       Trustee           Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                             Enterprises (management consulting firm) (since
Greenwich, CT 06830                                               April 1991 and principal occupation since March
                                                                  1995). Mr. Armstrong was chairman of the board,
                                                                  chief executive officer and co-owner of
                                                                  Adirondack Beverages (producer and distributor
                                                                  of soft drinks and sparkling/still waters)
                                                                  (October 1993-March 1995). He was a partner of
                                                                  the New England Consulting Group (management
                                                                  consulting firm) (December 1992-September
                                                                  1993). He was managing director of LVMH U.S.
                                                                  Corporation (U.S. subsidiary of the French
                                                                  luxury goods conglomerate, Louis Vuitton Moet
                                                                  Hennessey Corporation) (1987-1991) and chairman
                                                                  of its wine and spirits subsidiary, Schieffelin
                                                                  & Somerset Company (1987-1991). Mr. Armstrong
                                                                  is a director or trustee of 30 investment
                                                                  companies for which Mitchell Hutchins or
                                                                  PaineWebber serves as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
E. Garrett Bewkes, Jr.**; 71           Trustee and Chairman of   Mr. Bewkes is a director of Paine Webber Group
                                        the Board of Trustees     Inc. ("PW Group") (holding company of
                                                                  PaineWebber and Mitchell Hutchins). Prior to
                                                                  December 1995, he was a consultant to PW Group.
                                                                  Prior to 1988, he was chairman of the board,
                                                                  president and chief executive officer of
                                                                  American Bakeries Company. Mr. Bewkes is a
                                                                  director of Interstate Bakeries Corporation and
                                                                  NaPro BioTherapeutics, Inc. Mr. Bewkes is a
                                                                  director or trustee of 31 investment companies
                                                                  for which Mitchell Hutchins or PaineWebber
                                                                  serves as investment adviser.
Richard R. Burt; 51                            Trustee           Mr. Burt is chairman of IEP Advisors Inc.
1275 Pennsylvania Ave., N.W.                                      (international investments and consulting firm)
Washington, D.C. 20004                                            (since March 1994) and a partner of McKinsey &
                                                                  Company (management consulting firm) (since
                                                                  1991). He is also a director of
                                                                  Archer-Daniels-Midland Co. (agricultural
                                                                  commodities, Hollinger International Co.
                                                                  (publishing), Homestake Mining Corp.,
                                                                  Powerhouse Technologies Inc. and Wierton Steel
                                                                  Corp.). He was the chief negotiator in the
                                                                  Strategic Arms Reduction Talks with the former
                                                                  Soviet Union (1989-1991) and the U.S.
                                                                  Ambassador to the Federal Republic of Germany
                                                                  (1985-1989). Mr. Burt is a director or trustee
                                                                  of 30 investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Mary C. Farrell**; 48                          Trustee           Ms. Farrell is a managing director, senior
                                                                  investment strategist and member of the
                                                                  Investment Policy Committee of PaineWebber. Ms.
                                                                  Farrell joined PaineWebber in 1982. She is a
                                                                  member of the Financial Women's Association and
                                                                  Women's Economic Roundtable, and is employed as
                                                                  a regular panelist on Wall $treet Week with
                                                                  Louis Rukeyser. She also serves on the Board of
                                                                  Overseers of New York University's Stern School
                                                                  of Business. Ms. Farrell is a director or
                                                                  trustee of 30 investment companies for which
                                                                  Mitchell Hutchins or PaineWebber serves as
                                                                  investment adviser.
Meyer Feldberg; 56                             Trustee           Mr. Feldberg is Dean and Professor of Management
Columbia University                                               of the Graduate School of Business, Columbia
101 Uris Hall                                                     University. Prior to 1989, he was president of
New York, New York 10027                                          the Illinois Institute of Technology. Dean
                                                                  Feldberg is also a director of Primedia Inc.,
                                                                  Federated Department Stores, Inc. and Revlon,
                                                                  Inc. Dean Feldberg is a director or trustee of
                                                                  30 investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
George W. Gowen; 68                            Trustee           Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                  Dunnington, Bartholow & Miller. Prior to May
New York, New York 10017                                          1994, he was a partner in the law firm of
                                                                  Fryer, Ross & Gowen. Mr. Gowen is a director of
                                                                  Columbia Real Estate Investments, Inc. Mr.
                                                                  Gowen is a director or trustee of 30 investment
                                                                  companies for which Mitchell Hutchins or
                                                                  PaineWebber serves as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Frederic V. Malek; 61                          Trustee           Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue, N.W.                                    (merchant bank). From January 1992 to November
Suite 350                                                         1992, he was campaign manager of Bush-Quayle
Washington, D.C. 20004                                            '92. From 1990 to 1992, he was vice chairman
                                                                  and, from 1989 to 1990, he was president of
                                                                  Northwest Airlines Inc., NWA Inc. (holding
                                                                  company of Northwest Airlines Inc.) and Wings
                                                                  Holdings Inc. (holding company of NWA Inc.).
                                                                  Prior to 1989, he was employed by the Marriott
                                                                  Corporation (hotels, restaurants, airline
                                                                  catering and contract feeding), where he most
                                                                  recently was an executive vice president and
                                                                  president of Marriott Hotels and Resorts. Mr.
                                                                  Malek is also a director of American Management
                                                                  Systems, Inc. (management consulting and
                                                                  computer-related services), Automatic Data
                                                                  Processing, Inc., CB Commercial Group, Inc.
                                                                  (real estate services), Choice Hotels
                                                                  International (hotel and hotel franchising),
                                                                  FPL Group, Inc. (electric services), Manor
                                                                  Care, Inc. (health care), and Northwest
                                                                  Airlines Inc. Mr. Malek is a director or
                                                                  trustee of 30 investment companies for which
                                                                  Mitchell Hutchins or PaineWebber serves as
                                                                  investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Carl W. Schafer; 62                            Trustee           Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                             Foundation (charitable foundation supporting
#1100                                                             mainly oceanographic exploration and research).
Princeton, NJ 08542                                               He is a director of Base Ten Systems, Inc.
                                                                  (software), Roadway Express, Inc. (trucking),
                                                                  The Guardian Group of Mutual Funds, the
                                                                  Hording, Loevner Funds, Evans Systems, Inc. (a
                                                                  motor fuels, convenience store and diversified
                                                                  company), Electronic Clearing House, Inc.
                                                                  (financial transactions processing), Frontier
                                                                  Oil Corporation and Nutraceutix, Inc.
                                                                  (biotechnology company). Prior to January 1993,
                                                                  Mr. Schafer was chairman of the Investment
                                                                  Advisory Committee of the Howard Hughes Medical
                                                                  Institute. Mr. Schafer is a director or trustee
                                                                  of 30 investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
John J. Lee; 29                          Vice President and      Mr. Lee is a vice president and manager of the
                                         Assistant Treasurer      mutual fund finance division of Mitchell
                                                                  Hutchins. Prior to September 1997, he was an
                                                                  audit manager in the financial services
                                                                  practice of Ernst & Young LLP. Mr. Lee is a
                                                                  vice president and assistant treasurer of 29
                                                                  investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
Ann E. Moran; 40                         Vice President and      Ms. Moran is a vice president and a manager of
                                         Assistant Treasurer      the mutual fund finance department of Mitchell
                                                                  Hutchins. Ms. Moran is a vice president and
                                                                  assistant treasurer of 30 investment companies
                                                                  for which Mitchell Hutchins or PaineWebber
                                                                  serves as investment adviser.
Dianne E. O'Donnell; 46                  Vice President and      Ms. O'Donnell is a senior vice president and
                                              Secretary           deputy general counsel of Mitchell Hutchins.
                                                                  Ms. O'Donnell is a vice president and secretary
                                                                  of 29 investment companies and vice president
                                                                  and assistant secretary of one investment
                                                                  company for which Mitchell Hutchins or
                                                                  PaineWebber serves as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Emil Polito; 37                            Vice President        Mr. Polito is a senior vice president and
                                                                  director of operations and control for Mitchell
                                                                  Hutchins. From March 1991 to September 1993 he
                                                                  was director of the mutual funds sales support
                                                                  and service center for Mitchell Hutchins and
                                                                  PaineWebber. Mr. Polito is vice president of 31
                                                                  investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
Victoria E. Schonfeld; 47                  Vice President        Ms. Schonfeld is a managing director and general
                                                                  counsel of Mitchell Hutchins. Prior to May
                                                                  1994, she was a partner in the law firm of
                                                                  Arnold & Porter. Ms. Schonfeld is a vice
                                                                  president of 30 investment companies and vice
                                                                  president and secretary of one investment
                                                                  company for which Mitchell Hutchins or
                                                                  PaineWebber serves as investment adviser.
Paul H. Schubert; 35                     Vice President and      Mr. Schubert is a senior vice president and the
                                              Treasurer           director of the mutual fund finance department
                                                                  of Mitchell Hutchins. From August 1992 to
                                                                  August 1994, he was a vice president of
                                                                  BlackRock Financial Management L.P. Mr.
                                                                  Schubert is a vice president and treasurer of
                                                                  31 investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
Barney A. Taglialatela; 37               Vice President and      Mr. Taglialatela is a vice president and a
                                         Assistant Treasurer      manager of the mutual fund finance department
                                                                  of Mitchell Hutchins. Prior to February 1995,
                                                                  he was a manager of the mutual fund finance
                                                                  division of Kidder Peabody Asset Management,
                                                                  Inc. Mr. Taglialetela is a vice president and
                                                                  assistant treasurer of 31 investment companies
                                                                  for which Mitchell Hutchins or PaineWebber
                                                                  serves as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Mark A. Tincher; 42                        Vice President        Mr. Tincher is a managing director and chief
                                                                  investment officer--equities of Mitchell
                                                                  Hutchins. Prior to March 1995, he was a vice
                                                                  president and directed the U.S. funds
                                                                  management and equity research areas of Chase
                                                                  Manhattan Private Bank. Mr. Tincher is a vice
                                                                  president of 13 investment companies for which
                                                                  Mitchell Hutchins or PaineWebber serves as
                                                                  investment adviser.
Keith A. Weller; 36                      Vice President and      Mr. Weller is a first vice president and
                                         Assistant Secretary      associate general counsel of Mitchell Hutchins.
                                                                  Prior to May 1995, he was an attorney in
                                                                  private practice. Mr. Weller is a vice
                                                                  president and assistant secretary of 30
                                                                  investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.
Ian W. Williams; 41                      Vice President and      Mr. Williams is a vice president and a manager
                                         Assistant Treasurer      of the mutual fund finance department of
                                                                  Mitchell Hutchins. Mr. Williams is a vice
                                                                  president and assistant treasurer of 31
                                                                  investment companies for which Mitchell
                                                                  Hutchins or PaineWebber serves as investment
                                                                  adviser.


------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Fund as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

    The Trust pays board members who are not "interested persons" of the Trust ("disinterested members") $1,000 annually for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust has only one series and thus pays each such board member $1,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Trust own in the aggregate less than 1% of the outstanding shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and the Fund, the Trust require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the current board members who held office with the Trust or with other PaineWebber funds during the years indicated.

                               COMPENSATION TABLE


                                                                                                       TOTAL
                                                                                                   COMPENSATION
                                                                                                     FROM THE
                                                                                    AGGREGATE          TRUST
                                                                                  COMPENSATION          AND
                                                                                      FROM           THE FUND
                            NAME OF PERSON, POSITION                               THE TRUST*        COMPLEX**
--------------------------------------------------------------------------------  -------------  -----------------
Richard Q. Armstrong, Trustee...................................................    $   2,550        $  94,885
Richard R. Burt, Trustee........................................................        2,400           87,085
Meyer Feldberg, Trustee.........................................................        3,911          117,853
George W. Gowen, Trustee........................................................        2,550          101,567
Frederic V. Malek, Trustee......................................................        2,550           95,845
Carl W. Schafer, Trustee........................................................        2,550           94,885


------------
   Only independent members of the board are compensated by the Trust and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each board member during the year ended March 31, 1998.

** Represents total compensation paid to each board member during the calendar year ended December 31, 1997; no fund within the fund complex has a pension or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES


    As of July 1, 1998, the records of the Trust indicate that no shareholder owned 5% or more of the Fund's shares. The Trust is not aware of any shareholder who is the beneficial owner of 5% or more of the Fund's shares.


                INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENT


    INVESTMENT ADVISORY ARRANGEMENT. Mitchell Hutchins acts as the investment adviser and administrator to the Fund pursuant to a contract dated March 20, 1992 ("Advisory Contract") with the Trust. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, the Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $2,680,122, $2,684,390 and $2,443,715, respectively.



    Prior to August 1, 1997, under a service agreement ("Service Agreement") with the Trust that was reviewed by the applicable boards annually, PaineWebber provided certain services to the Fund not otherwise provided by the Funds' transfer agent. Pursuant to an agreement relating to those services, PaineWebber earned (or accrued) $28,077, $89,240 and $93,745, during the four months ended July 31, 1997 and the fiscal years ended March 31, 1997 and March 31, 1996, respectively. Subsequent to July 31, 1997, PFPC (not the Fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.


    Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins;

(3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

    Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.


    Prior to May 1, 1998, Denver Investment Advisors, LLC served as investment sub-adviser for the Fund pursuant to a separate contract with Mitchell Hutchins dated March 21, 1995. Under that contract and a substantially identical prior contract, for the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, Mitchell Hutchins (not the Fund) paid Denver Investment Advisors LLC sub-advisory fees in the amount of $1,340,049, $1,342,195 and $1,221,858, respectively.


    NET ASSETS. The following table shows the approximate net assets as of March 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                                                    NET ASSETS
     INVESTMENT CATEGORY                                                             ($ MIL)
----------------------------------------------------------------------------------  ----------
Domestic (excluding Money Market).................................................  $  7,303.9
Global............................................................................     3,699.7
Equity/Balanced...................................................................     6,105.7
Fixed Income (excluding Money Market).............................................     4,897.9
  Taxable Fixed Income............................................................     3,313.5
  Tax-Free Fixed Income...........................................................     1,584.4
Money Market Funds................................................................    28,988.6


    PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins' advisory clients.

    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of the Fund's shares under separate distribution contracts with the Fund (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of the Fund's shares (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Fund's shares.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, the Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares. There is no distribution plan with respect to the Fund's Class Y shares.

    Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Fund shall be committed to the discretion of the board members who are not "interested persons" of the Fund.

    In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of Fund shares.

    The Fund paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended March 31, 1998:


                                                                                 MID CAP FUND
                                                                                 -------------
Class A........................................................................   $   231,601
Class B........................................................................   $ 1,478,236
Class C........................................................................   $   269,903


    Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended March 31, 1998:


                                                                                               MID CAP
                                                                                                 FUND
                                                                                              ----------
                                          CLASS A
Marketing and advertising...................................................................  $   67,337
Printing of prospectuses and statement of additional information............................  $    1,597
Branch network costs allocated and interest expense.........................................  $  359,909
Service fees paid to PaineWebber investment executives......................................  $   88,008

                                          CLASS B
Marketing and advertising                                                                     $  107,737
Amortization of commissions.................................................................  $  409,312
Printing of prospectuses and statement of additional information............................  $    2,247
Branch network costs allocated and interest expense.........................................  $  599,585
Service fees paid to PaineWebber investment executives......................................  $  140,433

                                          CLASS C
Marketing and advertising...................................................................  $   19,645
Amortization of commissions.................................................................  $   76,923
Printing of prospectuses and statement of additional information............................  $      437
Branch network costs allocated and interest expense.........................................  $  105,859
Service fees paid to PaineWebber investment executives......................................  $   25,640


    "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

    In approving the Fund's overall Flexible Pricing-SM- system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

    In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges,

(2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth,
(4) the services provided to the Fund and its shareholders by Mitchell Hutchins,
(5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

    In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

    In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth,
(5) the services provided to the Fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

    With respect to each Plan, the board members considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board members also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

    Under the Distribution Contract for Class A shares and similar prior distribution contracts, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.


                                           FOR FISCAL YEARS ENDED MARCH 31,
                                          ----------------------------------
                                             1998        1997        1996
                                          ----------  ----------  ----------
Earned                                    $   79,480  $  124,319  $  112,032
Retained................................  $    4,826  $    7,597  $    6,149



    Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for the fiscal year ended March 31, 1998.



Class A.................................   $        0
Class B.................................   $  180,119
Class C.................................   $        0


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid brokerage commissions of $338,468, $330,810 and $329,556, respectively.



    The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provision in the Advisory Contract authorizes Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the last three fiscal years, the Fund paid no brokerage commissions to PaineWebber.


    Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.


    Consistent with the interests of the Fund and subject to the review of the board, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended March 31, 1998, the Fund directed $189,974,320 in portfolio transactions to brokers chosen because they provide research and analysis, for which the Fund paid $104,232 in brokerage commissions.


    For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

    Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

    Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

    The Fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Fund.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The Fund's portfolio turnover rates for the fiscal years March 31, 1998 and March 31, 1997, were 64% and 56%, respectively.


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

    An "eligible group of related Fund investors" can consist of any combination of the following:

       (a)  an individual, that individual's spouse, parents and children;

       (b) an individual and his or her Individual Retirement Account ("IRA");

       (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

       (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

       (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

       (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

       (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

       (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

    RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

    WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the Fund reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

    AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

    SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of each month for monthly, quarterly, semiannual and annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

    REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT (RMA-REGISTERED TRADEMARK-)


    Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders") through the RMA Resource Accumulation Plan ("Accumulation Plan"). The Accumulation Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Accumulation Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

    To participate in the Accumulation Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Accumulation Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Accumulation Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Accumulation Plan may be changed at any time, but may take up to two weeks to become effective.



    The terms of the Accumulation Plan, or an RMA accountholder's participation in the Accumulation Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Accumulation Plan.


PERIODIC INVESTING AND DOLLAR COST AVERAGING.


    Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.


PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.


    In order to enroll in the Accumulation Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:


    - monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard-Registered Trademark- transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

    - comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

    - automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

    - check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

    - Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the

      Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

    - 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;


    - expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and


    - automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

    The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES


    Class B shares will automatically convert to Class A shares, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of the Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



    The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not convert and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.


                              VALUATION OF SHARES

    The Fund determines the net asset values per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

    The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T )n   = ERV
 where:  P          =  a hypothetical initial payment of $1,000
                        to purchase shares of a specified Class
        T           =  average annual total return of shares of
                        that Class
        n           =  number of years
        ERV         =  ending redeemable value of a
                        hypothetical $1,000 payment at the
                        beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


    The following table shows performance information for the Class A, Class B, Class C and Class Y shares of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                  MID CAP FUND


                                                                         CLASS A    CLASS B    CLASS C    CLASS Y
                                                                        ---------  ---------  ---------  ---------
Fiscal year ended March 31, 1998:
  Standardized Return*................................................     35.17%     35.39%     39.46%         NA
  Non-Standardized Return.............................................     41.50%     40.39%     40.46%         NA
Five years ended March 31, 1998:
  Standardized Return*................................................     16.10%     16.08%     16.30%         NA
  Non-Standardized Return.............................................     17.18%     16.30%     16.30%         NA
Inception** to March 31, 1998:
  Standardized Return*................................................     15.15%     15.07%     17.32%      0.67%
  Non-Standardized Return.............................................     16.04%     15.16%     17.32%      0.67%


------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.


** The inception date for each class of shares is as follows: Class A and Class
   B--April 7, 1992, Class C--July 2, 1992 and Class Y-- March 17, 1998.


    OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, Standard & Poor's Mid Cap Financials Index, Standard & Poor's Super Composite Financials Index, Standard & Poor's Financials Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

    The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote Money Markets. In comparing the Fund's performance to

CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.


    The Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    U.S.
            S&P 500 TR   U.S. LT GVT TR   U.S. 30 DAY TBILL TR    INFLATION
1925            $10,000          $10,000               $10,000        $10,000
1926            $11,162          $10,777               $10,327         $9,851
1927            $15,347          $11,739               $10,649         $9,646
1928            $22,040          $11,751               $11,028         $9,553
1929            $20,185          $12,153               $11,552         $9,572
1930            $15,159          $12,719               $11,830         $8,994
1931             $8,590          $12,044               $11,957         $8,138
1932             $7,886          $14,073               $12,072         $7,300
1933            $12,144          $14,062               $12,108         $7,337
1934            $11,969          $15,472               $12,128         $7,486
1935            $17,674          $16,243               $12,148         $7,710
1936            $23,669          $17,464               $12,170         $7,803
1937            $15,379          $17,504               $12,207         $8,045
1938            $20,165          $18,473               $12,205         $7,821
1939            $20,082          $19,570               $12,208         $7,784
1940            $18,117          $20,761               $12,208         $7,859
1941            $16,017          $20,955               $12,216         $8,622
1942            $19,275          $21,629               $12,248         $9,423
1943            $24,267          $22,080               $12,291         $9,721
1944            $29,060          $22,702               $12,332         $9,926
1945            $39,649          $25,139               $12,372        $10,149
1946            $36,449          $25,113               $12,416        $11,993
1947            $38,529          $24,454               $12,478        $13,073
1948            $40,649          $25,285               $12,580        $13,426
1949            $48,287          $26,916               $12,718        $13,184
1950            $63,601          $26,932               $12,870        $13,948
1951            $78,875          $25,873               $13,063        $14,767
1952            $93,363          $26,173               $13,279        $14,898
1953            $92,439          $27,125               $13,521        $14,991
1954           $141,084          $29,075               $13,638        $14,916
1955           $185,614          $28,699               $13,852        $14,972
1956           $197,783          $27,096               $14,193        $15,400
1957           $176,457          $29,117               $14,639        $15,866
1958           $252,975          $27,342               $14,864        $16,145
1959           $283,219          $26,725               $15,303        $16,387
1960           $284,549          $30,407               $15,711        $16,629
1961           $361,060          $30,703               $16,045        $16,741
1962           $329,545          $32,818               $16,483        $16,946
1963           $404,685          $33,216               $16,997        $17,225
1964           $471,388          $34,381               $17,598        $17,430
1965           $530,061          $34,625               $18,289        $17,765
1966           $476,737          $35,889               $19,159        $18,361
1967           $591,038          $32,594               $19,966        $18,920
1968           $656,415          $32,509               $21,005        $19,814
1969           $600,590          $30,860               $22,388        $21,024
1970           $624,653          $34,596               $23,849        $22,179
1971           $714,058          $39,173               $24,895        $22,924
1972           $849,559          $41,400               $25,851        $23,706
1973           $725,003          $40,942               $27,643        $25,792
1974           $533,110          $42,725               $29,855        $28,939
1975           $731,443          $46,653               $31,588        $30,969
1976           $905,842          $54,470               $33,193        $32,458
1977           $840,766          $54,095               $34,893        $34,656
1978           $895,922          $53,458               $37,398        $37,784
1979         $1,061,126          $52,799               $41,279        $42,812
1980         $1,405,137          $50,715               $45,917        $48,120
1981         $1,336,161          $51,657               $52,671        $52,421
1982         $1,622,226          $72,507               $58,224        $54,451
1983         $1,987,451          $72,979               $63,347        $56,518
1984         $2,111,991          $84,274               $69,586        $58,753
1985         $2,791,166         $110,371               $74,960        $60,968
1986         $3,306,709         $137,446               $79,580        $61,657
1987         $3,479,675         $133,716               $83,929        $64,376
1988         $4,064,583         $146,650               $89,257        $67,221
1989         $5,344,555         $173,215               $96,728        $70,345
1990         $5,174,990         $183,924              $104,286        $74,640
1991         $6,755,922         $219,420              $110,121        $76,927
1992         $7,274,115         $237,092              $113,982        $79,159
1993         $8,000,785         $280,339              $117,284        $81,334
1994         $8,105,379         $258,556              $121,862        $83,510
1995        $11,139,184         $340,436              $128,681        $85,630
1996        $13,709,459         $337,265              $135,381        $88,475
1997        $18,272,762         $390,736              $142,496        $90,092

The chart is shown for illustrative purposes only and does not represent the Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

------------

Source: Stocks, Bonds, Bills and Inflation 1998--Yearbook-TM- Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).


    Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1997, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 grew to $18,272,762, significantly more than any other investment.

                                     TAXES


    To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


    Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


    A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


    If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


    The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation--other than a "controlled foreign corporation (I.E., a foreign corporation which, on any day during its taxable year, more than 50% of the total voting power of its voting stock or the total value of all of its stock is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a shareholder--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock

(collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

    If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which may have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


    The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFIC's.



    The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures derived by the Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement.



    If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


                               OTHER INFORMATION

    Prior to May 1, 1998, the Fund was known as "PaineWebber Capital Appreciation Fund." Prior to November 10, 1995, the Fund's Class C shares were known as "Class D" shares.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, the Fund's Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class C or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS


    The Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues;

    Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities;


    Aa Bonds which are rated Aa possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future;


    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well;

    Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small;

    Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

    Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

    C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    NOTE: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to pay interest and repay principal is extremely strong; AA.An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories, however, the obligor's capacity to meet its financial commitment on the obligation is still strong;


    BBB. An obligation rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;



    BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. BB. An obligation rated BB is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due over the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized;



    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



    Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS


                                                 Page
                                                  ---
Investment Policies and Restrictions.....           1
Hedging and Strategies Using Derivative
  Instruments............................           7
Trustees and Officers; Principal Holders
  of Securities..........................          13
Investment Advisory and Distribution
  Arrangement............................          20
Portfolio Transactions...................          25
Reduced Sales Charges, Additional
  Exchange and Redemption Information and
  Other Services.........................          27
Conversion of Class B Shares.............          31
Valuation of Shares......................          31
Performance Information..................          32
Taxes....................................          35
Other Information........................          36
Financial Statements.....................          37
Appendix.................................          38


-C-1998 PaineWebber Incorporated

                                                                     PAINEWEBBER

                                                                    MID CAP FUND

                                                 -------------------------------

                                             Statement of Additional Information
                                                                    July 3, 1998


                                            ------------------------------------

                              PART C. OTHER INFORMATION

Item 23.  EXHIBITS


          (1)  (a)  Amended and Restated Declaration of Trust  5/

               (b) Amendment effective April 8, 1998 to Declaration of Trust (filed herewith)

          (2)  Restated By-Laws 5/

          (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 1/

          (4)  Investment Advisory and Administration Contract (filed herewith)

          (5) (a) Distribution Contract with respect to Class A Shares (filed herewith)

               (b) Distribution Contract with respect to Class B Shares (filed herewith)

               (c)  Distribution Contract with respect to Class C Shares 2/

               (d)  Distribution Contract with respect to Class Y Shares 3/


               (e) Exclusive Dealer Agreement with respect to Class A Shares (filed herewith)

               (f) Exclusive Dealer Agreement with respect to Class B Shares (filed herewith)

               (g)  Exclusive Dealer Agreement with respect to Class C Shares 2/

               (h)  Exclusive Dealer Agreement with respect to Class Y Shares 3/

          (6)  Bonus, profit sharing or pension plans - none

          (7)  Custodian Agreement (filed herewith)

          (8)  Transfer Agency Agreement 5/

          (9)  Opinion and consent counsel (filed herewith)

          (10) Other opinions, appraisals, rulings and consents:

               Auditors' Consent (filed herewith)

          (11) Financial Statements omitted from Part B - none

          (12) Letter of investment intent (filed herewith)

          (13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares (filed herewith)

               (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares (filed herewith)

               (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C, formerly Class D, Shares (filed herewith)

          (14) and

          (27) Financial Data Schedule (filed herewith)

          (15) Plan pursuant to Rule 18f-3 4/

     ________________

     1/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust, as amended April 8, 1998 and from Articles II, VII and X of Registrant's Restated By-Laws.

     2/ Incorporated by reference from Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-42160, filed February 7, 1996.

     3/ Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement, SEC File No. 33-42160, filed May 30, 1996.


     4/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement, SEC File No.33-42160, filed July 31, 1996.


     5/ Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement, SEC File No.33-42160, filed May 4, 1998.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

Item 25.  INDEMNIFICATION

          Section 3 of Article X of the Declaration of Trust, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 3 of Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

          Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

          Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, trustees shall not be liable for errors of judgement or mistakes of fact or law, for any act or omission in accordance with advice of counsel or other experts, or for failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

          Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability to the Registrant or its shareholders, provided that the Registrant may not purchase or maintain insurance that protects any such person against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Section 9 of the Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

          Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract. Section 10 of each Distribution Contract contains provisions similar to Section 10 of the Investment Advisory and Administration Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

          Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITERS

          a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

               ALL-AMERICAN TERM TRUST INC.
               GLOBAL HIGH INCOME DOLLAR FUND INC.

               GLOBAL SMALL CAP FUND INC.
               INSURED MUNICIPAL INCOME FUND INC.
               INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
               MANAGED HIGH YIELD FUND INC.

               MANAGED HIGH YIELD PLUS FUND INC.

               MITCHELL HUTCHINS PORTFOLIOS
               MITCHELL HUTCHINS SERIES TRUST
               PAINEWEBBER AMERICA FUND
               PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
               PAINEWEBBER INDEX TRUST
               PAINEWEBBER INVESTMENT SERIES
               PAINEWEBBER INVESTMENT TRUST
               PAINEWEBBER INVESTMENT TRUST II
               PAINEWEBBER MANAGED ASSETS TRUST
               PAINEWEBBER MANAGED INVESTMENTS TRUST
               PAINEWEBBER MASTER SERIES, INC.
               PAINEWEBBER MUNICIPAL SERIES
               PAINEWEBBER MUTUAL FUND TRUST
               PAINEWEBBER OLYMPUS FUND
               PAINEWEBBER SECURITIES TRUST
               STRATEGIC GLOBAL INCOME FUND INC.
               2002 TARGET TERM TRUST INC.

          b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219).
               The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as directors or officers of the Registrant. Unless otherwise indicated, the principal business address of each person named is 1285 Avenue of the Americas, New York, NY 10019.

                                                           Position and Offices With
                                                           Underwriter or
Name                         Position With Registrant      Exclusive Dealer
----                         ------------------------      ----------------
Margo N. Alexander           President and Trustee         Director, President, Chief
                                                           Executive Officer of Mitchell
                                                           Hutchins and Executive Vice
                                                           President of PaineWebber

Mary C. Farrell              Trustee                       Managing Director, Senior
                                                           Investment Strategist and Member of
                                                           Investment Policy Committee of
                                                           PaineWebber

John J. Lee                  Vice President and Assistant  Vice President of Mitchell Hutchins
                             Treasurer                     and a Manager of the Mutual Fund
                                                           Finance Department of Mitchell
                                                           Hutchins

Ann E. Moran                 Vice President and Assistant  Vice President of Mitchell Hutchins
                             Treasurer                     and a Manager of the Mutual Fund
                                                           Finance Department of Mitchell
                                                           Hutchins

Emil Polito                  Vice President                Senior Vice President and Director
                                                           of Operations and Control of
                                                           Mitchell Hutchins

                                                           Position and Offices With
                                                           Underwriter or
Name                         Position With Registrant      Exclusive Dealer
----                         ------------------------      ----------------
Dianne E. O'Donnell          Vice President and Secretary  Senior Vice President and Deputy
                                                           General Counsel of Mitchell Hutchins

Victoria E. Schonfeld        Vice President                Managing Director and General
                                                           Counsel of Mitchell Hutchins

Paul H. Schubert             Vice President and Treasurer  First Vice President and Director
                                                           of the Mutual Fund Finance Department of
                                                           Mitchell Hutchins

Barney A. Taglialatela       Vice President and Assistant  Vice President and Manager of the
                             Treasurer                     Mutual Fund Finance Department of Mitchell Hutchins

Mark Tincher                 Vice President                Managing Director and Chief
                                                           Investment Officer -- U.S. Equity
                                                           Investments of Mitchell Hutchins

Keith A. Weller              Vice President and Assistant  First Vice President and Associate
                             Secretary                     General Counsel of Mitchell Hutchins

Ian W. Williams              Vice President and Assistant  Vice President and Manager of the
                             Treasurer                     Mutual Fund Finance Department of Mitchell Hutchins



          C) None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29.  MANAGEMENT SERVICES

          Not applicable.


Item 30.  UNDERTAKINGS

          None.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the investment Company Act of 1940, the Registrant certifies that it meets all the requirements of effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post=Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of June, 1998.

                                        PAINEWEBBER MANAGED ASSETS TRUST

                                        By:  /s/ Dianne E. O'Donnell
                                             ----------------------------
                                             Dianne E. O'Donnell
                                             Vice President and Secretary

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                          Title                         Date
---------                          -----                         ----

/s/ Margo N. Alexander             President and Trustee         June 29, 1998
--------------------------         (Chief Executive Officer)
Margo N. Alexander *


/s/ E. Garrert Bewkes, Jr.         Trustee and Chairman          June 29, 1998
--------------------------         of the Board of Trustees
E. Garrert Bewkes, Jr. *


/s/ Richard Q. Armstrong           Trustee                       June 29, 1998
--------------------------
Richard Q. Armstrong *


/s/ Richard R. Burt                Trustee                       June 29, 1998
--------------------------
Richard R. Burt *


/s/ Mary C. Farrell                Trustee                       June 29, 1998
--------------------------
/ Mary C. Farrell *


/s/ Meyer Feldberg                 Trustee                       June 29, 1998
--------------------------
Meyer Feldberg *


/s/ George W. Gowen                Trustee                       June 29, 1998
--------------------------
 George W. Gowen *


/s/Federic V. Malek                Trustee                       June 29, 1998
--------------------------
s/Federic V. Malek *


/s/ Carl W. Schafer                Trustee                       June 29, 1998
--------------------------
Carl W. Schafer *


/s/ Paul H. Schubert               Vice President and Treasurer  June 29, 1998
--------------------------         (Chief Financial and
Paul H. Schubert                    Accounting Officer)

     * Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                          PAINEWEBBER MANAGED ASSETS TRUST

                                    EXHIBIT INDEX

     Exhibit
     Number
     ------


          (1)  (a)  Amended and Restated Declaration of Trust  5/

               (b) Amendment effective April 8, 1998 to Declaration of Trust (filed herewith)

          (2)  Restated By-Laws 5/

          (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 1/

          (4)  Investment Advisory and Administration Contract (filed herewith)

          (5) (a) Distribution Contract with respect to Class A Shares (filed herewith)

               (b) Distribution Contract with respect to Class B Shares (filed herewith)

               (c)  Distribution Contract with respect to Class C Shares 2/

               (d)  Distribution Contract with respect to Class Y Shares 3/

               (e) Exclusive Dealer Agreement with respect to Class A Shares (filed herewith)

               (f) Exclusive Dealer Agreement with respect to Class B Shares (filed herewith)

               (g)  Exclusive Dealer Agreement with respect to Class C Shares 2/

               (h)  Exclusive Dealer Agreement with respect to Class Y Shares 3/

          (6)  Bonus, profit sharing or pension plans - none

          (7)  Custodian Agreement (filed herewith)

          (8)  Transfer Agency Agreement 5/

          (9)  Opinion and consent counsel (filed herewith)

          (10) Other opinions, appraisals, rulings and consents:

               Auditors' Consent (filed herewith)

          (11) Financial Statements omitted from Part B - none

          (12) Letter of investment intent (filed herewith)

          (13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares (filed herewith)

               (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares (filed herewith)

               (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C, formerly Class D, Shares (filed herewith)

          (14) and

          (27) Financial Data Schedule (filed herewith)

          (15) Plan pursuant to Rule 18f-3 4/

     ________________



     1/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust, as amended April 8, 1998 and from Articles II, VII and X of Registrant's Restated By-Laws.

     2/ Incorporated by reference from Post-Effective Amendment No. 6 to the registration statement, SEC File No. 33-42160, filed February 7, 1996.

     3/ Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement, SEC File No. 33-42160, filed May 30, 1996.

     4/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement, SEC File No.33-42160, filed July 31, 1996.

     5/ Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement, SEC File No.33-42160, filed May 4, 1998.